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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-01835

                          Pioneer Series Trust XI
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2016 through June 30, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                        Pioneer Core
                        Equity Fund

--------------------------------------------------------------------------------
                        Semiannual Report | June 30, 2016
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PIOTX
                        Class C     PCOTX
                        Class Y     PVFYX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         22

Notes to Financial Statements                                                29

Trustees, Officers and Service Providers                                     36

                        Pioneer Core Equity Fund | Semiannual Report | 6/30/16 1

President's Letter

Dear Shareowner,

The first half of 2016 has featured some remarkable twists and turns in the global economy. The year began on shaky footing as surging market volatility brought about by fears of weaker global economic growth as well as falling oil prices depressed returns for investors. In the US, both equity and fixed-income markets declined significantly through the first six weeks of the year, only to recover the losses by the end of the first quarter when market sentiment shifted, due in part to accommodative monetary policies from the world's central banks.

Midway through the first quarter, for example, the US Federal Reserve System (the Fed) backed off plans to raise interest rates four times in 2016, and the European Central Bank announced a more comprehensive asset-purchasing program in the hopes of encouraging lending, and boosting both inflation and economic growth. The markets responded with a solid rally. By the end of May, in fact, US equities, as measured by the Standard & Poor's 500 Index, had generated a solid year-to-date (YTD) return of 3.55%, and the YTD return (as of 5/31/16) of the Barclays Aggregate Bond Index, a common measure of the US fixed-income market, was 3.45%.

As markets began to settle down, the Brexit vote - the vote confirming that the United Kingdom (UK) would exit the European Union (EU) - surprised many, and the rollercoaster ride began once again. The market sold off sharply in the first few days after the vote, then rallied as investors sought bargains created by the initial post-Brexit sell-off, and as more, less ominous information about the implications of the Brexit results came to light.

From a macroeconomic perspective, Pioneer believes the negative economic impact of Brexit on the US should be more limited compared with its effects on the UK and Europe. However, we expect reduced global demand due to a higher level of uncertainty and risk aversion among investors. While the spillover effects on the US economy are unclear, we think it possible that, in the event of a significant negative economic impact, the Fed might consider other monetary policy options. Globally, we believe that central banks are ready to act and that their initial focus will be to stabilize the markets and provide liquidity, if needed.

While the Brexit vote is now official, the expectation is that the actual process of separating the UK from the EU could take at least two years. Only in the next several months may we begin to see signs of what path Europe will follow as it adapts to the reality of an EU without one of its most prominent members. Over the medium-term, however, we believe uncertainties over the future of Europe and central banks' reactions will likely dominate financial markets, and we believe the news flow surrounding Brexit will continue to weigh on riskier assets. Competing for headlines, too, is the current financial condition of many European banks. Ultimately, we think that the political and monetary policy responses will be the major variables when it comes to managing an orderly

2 Pioneer Core Equity Fund | Semiannual Report | 6/30/16

Brexit. In addition, as the second half of 2016 gets underway, we continue to see central bank policies as generally supportive of the US economy -- for which we maintain an expectation of modest growth this year.

Aside from the Brexit-caused uncertainties, economies around the world in both developed and emerging markets are experiencing deep structural changes.
Current challenges include incomplete debt deleveraging in both emerging and developed markets, where debt levels continue to grow, the transition of many emerging markets economies from export/investment-driven models to more domestic demand-driven models, and aging populations, which are reducing productivity and limiting economic growth potential (primarily in the developed markets but also in emerging markets such as China). Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues combine to increase the possibility of sharp swings in asset values. Meanwhile, in the US, as always in a presidential election year, the political rhetoric of 2016 has the potential to impact domestic sectors such as health care.

Throughout Pioneer's history, we have believed in the importance of active management. During periods of market volatility, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
June 30, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                        Pioneer Core Equity Fund | Semiannual Report | 6/30/16 3

Portfolio Management Discussion | 6/30/16

US stocks remained mired in a slump during the first six weeks of 2016 before experiencing a robust rally that persisted through the end of the six-month period ended June 30, 2016. In the following interview, Craig D. Sterling discusses the market environment and the factors that influenced the performance of Pioneer Core Equity Fund during the six-month period. Mr. Sterling, a Senior Vice President, Head of Equity Research, US, and a portfolio manager at Pioneer Investments, is responsible for day-to-day management of the Fund's portfolio, along with John Peckham, CFA, a senior vice president and a portfolio manager at Pioneer.

Q   How did the Fund perform during the six-month period ended June 30, 2016?

A Pioneer Core Equity Fund's Class A shares returned -0.71% at net asset value during the six-month period ended June 30, 2016, while the Fund's benchmark, the Standard & Poor's 500 Index (the S&P 500), returned 3.82%. During the same period, the average return of the 891 mutual funds in Lipper's Large-Cap Core Funds category was 2.21%, and the average return of the 1,587 mutual funds in Morningstar's Large Blend Funds category was 2.16%.

Q How would you describe the investment environment for equities during the six-month period ended June 30, 2016?

A The year began with the continuance of a market sell-off that had driven down stock prices in the final months of 2015. The first six weeks of 2016 saw one of the worst start-of-year periods for equities on record, as concerns about a host of issues dominated market sentiment. Among the issues troubling investors during that time was the possibility that the US Federal Reserve (the Fed) might continue tightening monetary policy after it hiked short-term interest rates in December 2015. In addition, oil prices remained in a free-fall, continuing the downward trend they experienced for most of 2015, economic growth in China appeared to be slowing, and geopolitical problems kept emerging.

    In the second week of February, however, market sentiment abruptly changed in the wake of more positive data releases about the US economy as well as a recovery in oil prices. The Fed, for its part, also began tamping down expectations that it would act aggressively in raising rates further during 2016. The shift in market sentiment ignited a stock market rally - beginning on February 11 - that continued almost uninterrupted through the end of the period. In late June, the victory by the "leave" side in the

4 Pioneer Core Equity Fund | Semiannual Report | 6/30/16

    United Kingdom's (UK's) "Brexit" referendum on whether the UK should leave the European Union sparked a brief market sell-off, but things quickly calmed down and equities had regained just about all of their post-Brexit losses by the end of the period on June 30, 2016.

Q What were the main reasons for the Fund's underperformance of the S&P 500 during the six-month period ended June 30, 2016?

A Prior to February 11, the Fund was outperforming the S&P 500, as our emphasis on owning shares of higher-quality companies with sound businesses and attractive valuations was paying off during a difficult period for the markets. After February 11, however, the market rally that characterized the final four months of the period saw investors shift toward lower-priced stocks of companies in highly cyclical areas of the market, many of which had weaker fundamentals. In that environment, we maintained the Fund's focus on owning shares of financially sound corporations with the ability to sustain earnings growth and increase value over the long term. That focus led to benchmark-relative underperformance by the Fund during the early part of the market rally; however, relative returns bounced back when market sentiment once again shifted over the final two months of the period (May and June). During those two months, shares of higher-quality companies gained more favor with investors.

    Over the full six-month period, however, the Fund did underperform the S&P 500, as the late-period recovery in benchmark-relative results was not enough to offset the underperformance between mid-February and the end of April.

    With regard to sectors and stock picking, the main reasons for the Fund's underperformance of its benchmark during the period were stock selection results in the information technology (IT) and financials sectors. In IT, portfolio holdings in which we had high confidence fared relatively poorly during the period. Portfolio positions such as Microsoft, Apple, and Alphabet (new corporate name for Google), which had delivered strong results in 2015, lagged over the six-month period and detracted from the Fund's benchmark-relative returns.

    In financials, we had de-emphasized owning stocks of the more interest-rate-sensitive companies, as we believed those companies had weak prospects in a persistently low-interest-rate environment. Therefore, we sold Fund holdings such as Bank of America and some regional banks because we thought they were particularly vulnerable to low rates. However, those types of stocks tended to do well during the six-month period. Among individual portfolio holdings in financials, Synchrony, a specialist in providing private-label (store brand) credit card services, was the single

                        Pioneer Core Equity Fund | Semiannual Report | 6/30/16 5 largest detractor from the Fund's benchmark-relative results over the full six months. Synchrony's stock sold off after the company, late in the period, announced it was increasing reserves against credit losses. We think the market overreacted to the announcement, which we believe was consistent with actions by other card issuers, and we remain positive about Synchrony's long-term prospects.

    In other sectors, the Fund holding that was the second-worst performer from a benchmark-relative perspective during the period was American Airlines (industrials). American struggled as the extremely competitive airline industry began to add more flights and passenger seats, thus diminishing pricing power. We sold the Fund's position in American Airlines, but maintained a position in another stock that also turned in disappointing performance during the six-month period: Cardinal Health. Cardinal underperformed amid concerns about a slowdown in sales growth rates as well as overpricing of pharmaceutical products. However, we believe Cardinal Health, shares of which have been selling at a compelling price, should continue to be able to generate attractive profits.

Q Which of your investments contributed to the Fund's benchmark-relative performance during the six-month period ended June 30, 2016?

A Despite the disappointments we outlined previously, the Fund saw stronger performance in some areas of the market, including in the consumer discretionary sector (primarily in media), as well as in health care. Among the Fund's media positions, shares of Time Warner fared particularly well during the period. We like Time Warner because of the company's emphasis on sports and its unique content such as HBO. Time Warner also has lower exposure to advertising revenues, which we think are vulnerable as internetbased distribution of content gains market share. In health care, the Fund's stock picks in the pharmaceuticals area supported benchmark-relative performance during the period, led by a position in Johnson & Johnson, the diversified pharmaceutical and personal care products company.

    In other sectors, the Fund's shares of Taiwan Semiconductor (IT), which we believe has a competitive advantage in its industry, performed strongly during the period. Other contributors to benchmark-relative returns included the Fund's shares of food products company Hershey (consumer staples), which was the subject of takeover rumors during the period, and UPS (industrials), the express delivery service that we believe should be a long-term beneficiary of consumers' shift to e-commerce, while use of

6 Pioneer Core Equity Fund | Semiannual Report | 6/30/16 traditional "brick-and-mortar" retailers declines. UPS also greatly improved its operational execution during the critically important 2015 holiday shopping season.

Q Did the Fund invest in any derivative securities during the six-month period ended June 30, 2016?

A   No. We used no derivatives in managing the Fund during the period.

Q   What is your investment outlook?

A We think active portfolio management and stock selection will be the keys to success in a market environment where equity valuations are reasonable, but where there may be little room for error. In a low-growth economy featuring recessionary conditions in the commodity and industrial segments and uncertainty about the global economic situation, we expect that any meaningful gains will come from stocks of companies that can demonstrate growth in both revenues and profits.

    In the first half of 2016, we saw two trends emerge. First, there was a "value rally" beginning in February. After that, investors shifted their attention back to longer-term secular winners and cyclical companies with healthy end-markets.

    As we focus on stock selection when assembling the Fund's portfolio, a key going forward will be to identify which parts of the market are mispriced. We think the greatest mispricing and opportunities may derive from the durability of secular trends in technology as well as the sustainability of US consumer momentum, and continued, positive trends in the non-residential construction industry.

    Despite the low-growth environment, the S&P 500 is currently at its highest levels in history. Why is this? One reason, in our view, is that while many investors focus on the sales and profit growth of companies, we believe a key component of equity valuations, also, is the cost of capital. This year, the cost of capital has dropped materially because of lower Treasury yields. In just one year, the 10-year Treasury yield has fallen from 2.2% to 1.5%. All else being equal, this makes future corporate profits even more valuable today.

    Looking ahead, we think the worst of the Brexit worries may be behind us, and that a further drop in the 10-year Treasury yield is unlikely unless there is some unexpected macroeconomic shock or a recession. If the market goes still higher, we think the momentum is likely to derive from sales and profit growth.

                        Pioneer Core Equity Fund | Semiannual Report | 6/30/16 7

    At Pioneer, our equity research team expects that the current secular winners will continue to win, while the losers will continue to struggle. That suggests good prospects in the IT sector for corporations involved in cloud computing, data analytics, and digital transition. Among retailers, we favor corporations that are relatively immune to competition from internet-based companies, and we favor areas such as home improvement, auto-parts retailers, and off-price and dollar stores. At the same time, cyclical companies tend to fall into one of two groups: those levered to the US consumer, construction, and defense appear strong and should do well; however, companies levered to industrial production and commodities may struggle. In the energy sector, which has rallied recently on improving commodity prices, we do not expect anything too positive going forward.

    On the other hand, companies in more "stable" sectors, like consumer staples, health care, and telecom services, may see mixed results, depending on company-specific factors. Significant restructuring opportunities, aggressive cost cutting and mergers-and-acquisitions may drive much of the performance in the consumer staples sector. In health care, while overall results are decent, company-by-company results have been mixed, with many crosscurrents affecting the outlook. In most cases, especially in the pharmaceutical industry, valuations appear compelling for companies with nice drug pipelines. In telecom, high-dividend* levels give stocks in the sector an advantage, as does the domestic-orientation of many telecom companies.

    In financials, we like companies that can generate profits regardless of market moves or the interest-rate environment, such as property-and-casualty insurers. We also find credit-card firms interesting, and brokerage firms have tended to fare well when market volatility is high. While we prefer companies with the ability to deploy their capital to grow their businesses, everything else being equal, we also like companies with share buyback programs. However, you need profit growth to drive buybacks, and, looking ahead, we are aware that pension liabilities may come more into focus and could potentially crimp future buybacks.

    In managing the Fund, we plan to continue to emphasize stock selection, based on sound analysis, and to maintain our focus on owning stocks of companies that we feel can increase economic value, while continuing to trade at discounts to their intrinsic value.

*   Dividends are not guaranteed.

8 Pioneer Core Equity Fund | Semiannual Report | 6/30/16

Please refer to the Schedule of Investments on pages 17-21 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                        Pioneer Core Equity Fund | Semiannual Report | 6/30/16 9

Portfolio Summary | 6/30/16

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS PIE CHART IN PRINTED MATERIAL]

U.S. Common Stocks                                                         92.1%
International Common Stocks                                                 5.7%
Depositary Receipts for International Stocks                                2.2%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS PIE CHART IN PRINTED MATERIAL]

Information Technology                                                     23.1%
Health Care                                                                15.4%
Financials                                                                 12.6%
Consumer Discretionary                                                     12.1%
Industrials                                                                11.8%
Consumer Staples                                                            8.9%
Energy                                                                      7.0%
Telecommunication Services                                                  4.1%
Materials                                                                   2.7%
Utilities                                                                   2.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1. Apple, Inc.                                                            4.59%
--------------------------------------------------------------------------------
 2. JPMorgan Chase & Co.                                                   4.41
--------------------------------------------------------------------------------
 3. Microsoft Corp.                                                        4.37
--------------------------------------------------------------------------------
 4. Verizon Communications, Inc.                                           4.14
--------------------------------------------------------------------------------
 5. Pfizer, Inc.                                                           4.00
--------------------------------------------------------------------------------
 6. The Home Depot, Inc.                                                   3.83
--------------------------------------------------------------------------------
 7. Johnson & Johnson                                                      3.61
--------------------------------------------------------------------------------
 8. Raytheon Co.                                                           3.36
--------------------------------------------------------------------------------
 9. Chevron Corp.                                                          3.19
--------------------------------------------------------------------------------
10. United Parcel Service, Inc. (Class B)                                  3.08
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Core Equity Fund | Semiannual Report | 6/30/16

Prices and Distributions | 6/30/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class                        6/30/16                        12/31/15
--------------------------------------------------------------------------------
       A                           $ 16.68                         $ 16.80
--------------------------------------------------------------------------------
       C                           $ 14.95                         $ 15.11
--------------------------------------------------------------------------------
       Y                           $ 16.86                         $ 16.95
--------------------------------------------------------------------------------

Distributions per Share: 1/1/16 - 6/30/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Net Investment    Short-Term       Long-Term
      Class                    Income         Capital Gains    Capital Gains
--------------------------------------------------------------------------------
       A                       $    --             $    --       $    --
--------------------------------------------------------------------------------
       C                       $    --             $    --       $    --
--------------------------------------------------------------------------------
       Y                       $    --             $    --       $    --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Standard & Poor's 500 Index is an unmanaged, commonly used measure of the broad US stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-14.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/16 11

Performance Update | 6/30/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Core Equity Fund at public offering price during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of June 30, 2016)
--------------------------------------------------------------------------------
                                  Net                 Public
                                  Asset               Offering       S&P
                                  Value               Price          500
Period                            (NAV)               (POP)          Index
--------------------------------------------------------------------------------
10 years                           6.46%               5.83%          7.42%
5 years                            9.11                7.82          12.09
1 year                            -2.70               -8.28           3.98
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2016)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
                                  0.93%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                   Pioneer Core                      S&P 500
Dates                              Equity Fund                       Index
6/06                               $ 9,425                           $10,000
6/07                               $11,381                           $12,057
6/08                               $10,017                           $10,476
6/09                               $ 7,600                           $ 7,732
6/10                               $ 8,570                           $ 8,847
6/11                               $11,399                           $11,562
6/12                               $11,864                           $12,189
6/13                               $13,922                           $14,698
6/14                               $17,233                           $18,312
6/15                               $18,117                           $19,670
6/16                               $17,627                           $20,453

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Research Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

12 Pioneer Core Equity Fund | Semiannual Report | 6/30/16

Performance Update | 6/30/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Core Equity Fund for the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of June 30, 2016)
--------------------------------------------------------------------------------
                                                                    S&P
                                  If                  If            500
Period                            Held                Redeemed      Index
--------------------------------------------------------------------------------
10 years                           5.54%               5.54%         7.42%
5 years                            8.16                8.16         12.09
1 year                            -3.43               -3.43          3.98
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2016)
--------------------------------------------------------------------------------
                                  Gross
--------------------------------------------------------------------------------
                                  1.74%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                   Pioneer Core                      S&P 500
Dates                              Equity Fund                       Index
6/06                               $10,000                           $10,000
6/07                               $11,986                           $12,057
6/08                               $10,475                           $10,476
6/09                               $ 7,873                           $ 7,732
6/10                               $ 8,797                           $ 8,847
6/11                               $11,586                           $11,562
6/12                               $11,953                           $12,189
6/13                               $13,886                           $14,698
6/14                               $17,037                           $18,312
6/15                               $17,758                           $19,670
6/16                               $17,148                           $20,453

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Research Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/16 13

Performance Update | 6/30/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Core Equity Fund during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of June 30, 2016)
--------------------------------------------------------------------------------
                                  Net
                                  Asset                              S&P
                                  Value                              500
Period                            (NAV)                              Index
--------------------------------------------------------------------------------
10 years                           6.81%                              7.42%
5 years                            9.42                              12.09
1 year                            -2.36                               3.98
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2016)
--------------------------------------------------------------------------------
                                  Gross
--------------------------------------------------------------------------------
                                  0.62%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                   Pioneer Core                      S&P 500
Dates                              Equity Fund                       Index
6/06                               $5,000,000                        $ 5,000,000
6/07                               $6,068,015                        $ 6,028,683
6/08                               $5,363,025                        $ 5,238,137
6/09                               $4,087,149                        $ 3,865,915
6/10                               $4,619,322                        $ 4,423,714
6/11                               $6,157,345                        $ 5,780,898
6/12                               $6,421,124                        $ 6,094,683
6/13                               $7,553,841                        $ 7,349,192
6/14                               $9,380,144                        $ 9,155,848
6/15                               $9,892,359                        $ 9,834,744
6/16                               $9,659,186                        $10,226,636

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Research Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Core Equity Fund | Semiannual Report | 6/30/16

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Core Equity Fund

Based on actual returns from January 1, 2016, through June 30, 2016.

------------------------------------------------------------------------------------------
 Share Class                         A                      C                       Y
------------------------------------------------------------------------------------------
 Beginning Account Value         $ 1,000.00             $ 1,000.00             $ 1,000.00
 on 1/1/16
------------------------------------------------------------------------------------------
 Ending Account Value            $   992.90             $   989.40             $   994.70
 on 6/30/16
------------------------------------------------------------------------------------------
 Expenses Paid                   $     4.66             $     8.75             $     3.17
 During Period*
------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.94%, 1.77% and 0.64% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/16 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Core Equity Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2016, through June 30, 2016.

------------------------------------------------------------------------------------------
 Share Class                         A                      C                       Y
------------------------------------------------------------------------------------------
 Beginning Account Value         $ 1,000.00             $ 1,000.00             $ 1,000.00
 on 1/1/16
------------------------------------------------------------------------------------------
 Ending Account Value            $ 1,020.19             $ 1,016.06             $ 1,021.68
 on 6/30/16
------------------------------------------------------------------------------------------
 Expenses Paid                   $     4.72             $     8.87             $     3.22
 During Period*
------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.94%, 1.77% and 0.64% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

16 Pioneer Core Equity Fund | Semiannual Report | 6/30/16

Schedule of Investments | 6/30/16 (unaudited)

-----------------------------------------------------------------------------------------------
Shares                                                                          Value
-----------------------------------------------------------------------------------------------
                   COMMON STOCKS -- 99.9%
                   ENERGY -- 7.1%
                   Oil & Gas Equipment & Services -- 2.7%
  854,639          Halliburton Co.                                              $    38,706,600
-----------------------------------------------------------------------------------------------
                   Integrated Oil & Gas -- 3.2%
  440,325          Chevron Corp.                                                $    46,159,270
-----------------------------------------------------------------------------------------------
                   Oil & Gas Exploration & Production -- 1.2%
  673,228          Cabot Oil & Gas Corp.                                        $    17,328,889
                                                                                ---------------
                   Total Energy                                                 $   102,194,759
-----------------------------------------------------------------------------------------------
                   MATERIALS -- 2.2%
                   Fertilizers & Agricultural Chemicals -- 1.4%
  227,853          Agrium, Inc.                                                 $    20,602,468
-----------------------------------------------------------------------------------------------
                   Specialty Chemicals -- 0.8%
   98,247          Ecolab, Inc.                                                 $    11,652,094
                                                                                ---------------
                   Total Materials                                              $    32,254,562
-----------------------------------------------------------------------------------------------
                   CAPITAL GOODS -- 8.8%
                   Aerospace & Defense -- 3.4%
  357,477          Raytheon Co.                                                 $    48,598,998
-----------------------------------------------------------------------------------------------
                   Construction & Farm Machinery & Heavy Trucks -- 0.8%
  128,871          WABCO Holdings, Inc.*                                        $    11,800,717
-----------------------------------------------------------------------------------------------
                   Industrial Machinery -- 3.9%
  312,332          Illinois Tool Works, Inc.                                    $    32,532,501
  365,733          Ingersoll-Rand Plc                                                23,289,877
                                                                                ---------------
                                                                                $    55,822,378
-----------------------------------------------------------------------------------------------
                   Trading Companies & Distributors -- 0.7%
  162,800          United Rentals, Inc.*                                        $    10,923,880
                                                                                ---------------
                   Total Capital Goods                                          $   127,145,973
-----------------------------------------------------------------------------------------------
                   TRANSPORTATION -- 3.1%
                   Air Freight & Logistics -- 3.1%
  413,185          United Parcel Service, Inc. (Class B)                        $    44,508,288
                                                                                ---------------
                   Total Transportation                                         $    44,508,288
-----------------------------------------------------------------------------------------------
                   CONSUMER SERVICES -- 2.5%
                   Restaurants -- 2.5%
  632,743          Starbucks Corp.                                              $    36,142,280
                                                                                ---------------
                   Total Consumer Services                                      $    36,142,280
-----------------------------------------------------------------------------------------------
                   MEDIA -- 2.4%
                   Movies & Entertainment -- 2.4%
  474,927          Time Warner, Inc.                                            $    34,926,132
                                                                                ---------------
                   Total Media                                                  $    34,926,132
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/16 17

-----------------------------------------------------------------------------------------------
Shares                                                                          Value
-----------------------------------------------------------------------------------------------
                   RETAILING -- 7.2%
                   Home Improvement Retail -- 3.8%
  433,652          The Home Depot, Inc.                                         $    55,373,024
-----------------------------------------------------------------------------------------------
                   Specialty Stores -- 0.3%
   82,133          Tiffany & Co.                                                $     4,980,545
-----------------------------------------------------------------------------------------------
                   Automotive Retail -- 3.1%
  170,095          Advance Auto Parts, Inc.                                     $    27,492,455
   61,896          O'Reilly Automotive, Inc.*                                        16,780,006
                                                                                ---------------
                                                                                $    44,272,461
                                                                                ---------------
                   Total Retailing                                              $   104,626,030
-----------------------------------------------------------------------------------------------
                   FOOD & STAPLES RETAILING -- 0.9%
                   Food Retail -- 0.9%
  427,638          Whole Foods Market, Inc.                                     $    13,692,969
                                                                                ---------------
                   Total Food & Staples Retailing                               $    13,692,969
-----------------------------------------------------------------------------------------------
                   FOOD, BEVERAGE & TOBACCO -- 5.7%
                   Brewers -- 1.4%
  204,425          Molson Coors Brewing Co. (Class B)                           $    20,673,500
-----------------------------------------------------------------------------------------------
                   Packaged Foods & Meats -- 3.0%
  381,441          The Hershey Co.                                              $    43,289,739
-----------------------------------------------------------------------------------------------
                   Tobacco -- 1.3%
  339,432          Reynolds American, Inc.                                      $    18,305,568
                                                                                ---------------
                   Total Food, Beverage & Tobacco                               $    82,268,807
-----------------------------------------------------------------------------------------------
                   HOUSEHOLD & PERSONAL PRODUCTS -- 2.3%
                   Household Products -- 2.3%
  241,294          Kimberly-Clark Corp.                                         $    33,173,099
                                                                                ---------------
                   Total Household & Personal Products                          $    33,173,099
-----------------------------------------------------------------------------------------------
                   HEALTH CARE EQUIPMENT & SERVICES -- 5.0%
                   Health Care Distributors -- 1.7%
  315,478          Cardinal Health, Inc.                                        $    24,610,439
-----------------------------------------------------------------------------------------------
                   Managed Health Care -- 3.3%
  138,634          Aetna, Inc.                                                  $    16,931,370
  171,279          Humana, Inc.                                                      30,809,667
                                                                                ---------------
                                                                                $    47,741,037
                                                                                ---------------
                   Total Health Care Equipment & Services                       $    72,351,476
-----------------------------------------------------------------------------------------------
                   PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                   SCIENCES -- 10.4%
                   Biotechnology -- 2.8%
  168,118          Alder Biopharmaceuticals, Inc.                               $     4,197,906
  182,536          Celgene Corp.*                                                    18,003,526
  105,963          Gilead Sciences, Inc.*                                             8,839,433
  107,157          Vertex Pharmaceuticals, Inc.*                                      9,217,645
                                                                                ---------------
                                                                                $    40,258,510
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Core Equity Fund | Semiannual Report | 6/30/16

-----------------------------------------------------------------------------------------------
Shares                                                                          Value
-----------------------------------------------------------------------------------------------
                   Pharmaceuticals -- 7.6%
  430,218          Johnson & Johnson                                            $    52,185,443
1,644,213          Pfizer, Inc.                                                      57,892,740
                                                                                ---------------
                                                                                $   110,078,183
                                                                                ---------------
                   Total Pharmaceuticals, Biotechnology & Life Sciences         $   150,336,693
-----------------------------------------------------------------------------------------------
                   BANKS -- 4.4%
                   Diversified Banks -- 4.4%
1,026,564          JPMorgan Chase & Co.                                         $    63,790,687
                                                                                ---------------
                   Total Banks                                                  $    63,790,687
-----------------------------------------------------------------------------------------------
                   DIVERSIFIED FINANCIALS -- 5.0%
                   Specialized Finance -- 1.9%
  106,201          Intercontinental Exchange, Inc.                              $    27,183,208
-----------------------------------------------------------------------------------------------
                   Consumer Finance -- 2.3%
1,336,304          Synchrony Financial                                          $    33,781,765
-----------------------------------------------------------------------------------------------
                   Investment Banking & Brokerage -- 0.8%
  361,573          Lazard, Ltd.                                                 $    10,767,644
                                                                                ---------------
                   Total Diversified Financials                                 $    71,732,617
-----------------------------------------------------------------------------------------------
                   INSURANCE -- 3.3%
                   Multi-line Insurance -- 1.4%
  436,563          The Hartford Financial Services Group, Inc.                  $    19,374,666
-----------------------------------------------------------------------------------------------
                   Property & Casualty Insurance -- 1.9%
  834,594          XL Group Plc                                                 $    27,800,326
                                                                                ---------------
                   Total Insurance                                              $    47,174,992
-----------------------------------------------------------------------------------------------
                   SOFTWARE & SERVICES -- 13.3%
                   Internet Software & Services -- 5.4%
   45,962          Alphabet, Inc. (Class A)                                     $    32,335,646
   37,347          Alphabet, Inc. (Class C)                                          25,847,859
  879,685          eBay, Inc.*                                                       20,593,426
                                                                                ---------------
                                                                                $    78,776,931
-----------------------------------------------------------------------------------------------
                   IT Consulting & Other Services -- 1.2%
  299,093          Cognizant Technology Solutions Corp.*                        $    17,120,083
-----------------------------------------------------------------------------------------------
                   Data Processing & Outsourced Services -- 2.3%
  435,353          PayPal Holdings, Inc.                                        $    15,894,738
  234,718          Visa, Inc.                                                        17,409,034
                                                                                ---------------
                                                                                $    33,303,772
-----------------------------------------------------------------------------------------------
                   Systems Software -- 4.4%
1,233,757          Microsoft Corp.                                              $    63,131,346
                                                                                ---------------
                   Total Software & Services                                    $   192,332,132
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/16 19

-----------------------------------------------------------------------------------------------
Shares                                                                          Value
-----------------------------------------------------------------------------------------------
                   TECHNOLOGY HARDWARE & EQUIPMENT -- 7.0%
                   Communications Equipment -- 2.4%
1,185,718          Cisco Systems, Inc.                                          $    34,018,249
-----------------------------------------------------------------------------------------------
                   Computer Storage & Peripherals -- 4.6%
  694,936          Apple, Inc.                                                  $    66,435,883
                                                                                ---------------
                   Total Technology Hardware & Equipment                        $   100,454,132
-----------------------------------------------------------------------------------------------
                   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.9%
                   Semiconductors -- 2.9%
  798,261          Micron Technology, Inc.*                                     $    10,984,071
1,176,912          Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)             30,870,402
                                                                                ---------------
                                                                                $    41,854,473
                                                                                ---------------
                   Total Semiconductors & Semiconductor Equipment               $    41,854,473
-----------------------------------------------------------------------------------------------
                   TELECOMMUNICATION SERVICES -- 4.1%
                   Integrated Telecommunication Services -- 4.1%
1,071,651          Verizon Communications, Inc.                                 $    59,840,992
                                                                                ---------------
                   Total Telecommunication Services                             $    59,840,992
-----------------------------------------------------------------------------------------------
                   UTILITIES -- 2.3%
                   Electric Utilities -- 0.9%
  186,301          American Electric Power Co., Inc.                            $    13,057,837
-----------------------------------------------------------------------------------------------
                   Multi-Utilities -- 1.4%
  441,238          Public Service Enterprise Group, Inc.                        $    20,566,103
                                                                                ---------------
                   Total Utilities                                              $    33,623,940
-----------------------------------------------------------------------------------------------
                   TOTAL COMMON STOCKS
                   (Cost $1,330,671,242)                                        $ 1,444,425,033
-----------------------------------------------------------------------------------------------
                   TOTAL INVESTMENT IN SECURITIES -- 99.9%
                   (Cost $1,330,671,242) (a)                                    $ 1,444,425,033
-----------------------------------------------------------------------------------------------
                   OTHER ASSETS & LIABILITIES -- 0.1%                           $     1,134,442
-----------------------------------------------------------------------------------------------
                   TOTAL NET ASSETS -- 100.0%                                   $ 1,445,559,475
===============================================================================================

*         Non-income producing security.

(A.D.R.)  American Depositary Receipts.

(a) At June 30, 2016, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,332,536,633 was as follows:


          Aggregate gross unrealized appreciation for all
           investments in which there is an excess of value over tax cost   $   140,947,860

          Aggregate gross unrealized depreciation for all investments in
           which there is an excess of tax cost over value                      (29,059,460)
                                                                            ---------------
          Net unrealized appreciation                                       $   111,888,400
                                                                            ===============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2016, aggregated $622,155,961 and $670,655,681, respectively.

The accompanying notes are an integral part of these financial statements.

20 Pioneer Core Equity Fund | Semiannual Report | 6/30/16

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

   Level 1 - quoted prices in active markets for identical securities.

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

   Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2016, in valuing the Fund's investments:

------------------------------------------------------------------------------------------------
                               Level 1                Level 2       Level 3     Total
------------------------------------------------------------------------------------------------
Common Stocks                  $ 1,444,425,033        $   --        $  --       $ 1,444,425,033
------------------------------------------------------------------------------------------------
    Total                      $ 1,444,425,033        $   --        $  --       $ 1,444,425,033
================================================================================================

During the six months ended June 30, 2016, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/16 21

Statement of Assets and Liabilities | 6/30/16 (unaudited)

ASSETS:
  Investment in securities (cost $1,330,671,242)                                $ 1,444,425,033
  Cash                                                                                3,816,175
  Receivables --
     Investment securities sold                                                      19,757,322
     Fund shares sold                                                                    82,326
     Dividends                                                                        2,189,528
-----------------------------------------------------------------------------------------------
        Total assets                                                            $ 1,470,270,384
===============================================================================================
LIABILITIES:
   Payables --
     Investment securities purchased                                            $    19,872,510
     Fund shares repurchased                                                          4,339,071
     Distributions                                                                       67,791
     Trustee fees                                                                           258
   Due to affiliates                                                                     59,568
   Accrued expenses                                                                     371,711
-----------------------------------------------------------------------------------------------
         Total liabilities                                                      $    24,710,909
===============================================================================================
NET ASSETS:
  Paid-in capital                                                               $ 1,432,812,898
  Undistributed net investment income                                                10,343,311
  Accumulated net realized loss on investments                                     (111,350,525)
  Net unrealized appreciation on investments                                        113,753,791
-----------------------------------------------------------------------------------------------
        Total net assets                                                        $ 1,445,559,475
===============================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $1,379,698,092/82,693,725 shares)                          $         16.68
   Class C (based on $11,875,150/794,450 shares)                                $         14.95
   Class Y (based on $53,986,233/3,202,231 shares)                              $         16.86
MAXIMUM OFFERING PRICE:
   Class A ($16.68 (divided by) 94.25%)                                         $         17.70
===============================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Core Equity Fund | Semiannual Report | 6/30/16

Statement of Operations (unaudited)

For the Six Months Ended 6/30/16

INVESTMENT INCOME:
   Dividends (net of withholding tax of $248,683)          $ 16,344,040
   Interest                                                      10,627
------------------------------------------------------------------------------------------------
         Total investment income                                                $    16,354,667
------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                          $  3,586,450
  Transfer agent fees
     Class A                                                    433,726
     Class C                                                      5,832
     Class Y                                                     13,625
  Distribution fees
     Class A                                                  1,706,024
     Class C                                                     62,243
  Shareholder communications expense                            407,236
  Administrative expense                                        318,248
  Custodian fees                                                 12,080
  Registration fees                                              24,215
  Professional fees                                              38,178
  Printing expense                                               12,255
  Fees and expenses of nonaffiliated Trustees                    33,389
  Miscellaneous                                                  32,677
------------------------------------------------------------------------------------------------
     Total expenses                                                             $     6,686,178
------------------------------------------------------------------------------------------------
         Net investment income                                                  $     9,668,489
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND CLASS ACTIONS:
Net realized gain (loss) on:
   Investments                                             $ (7,178,631)
   Class actions                                                 45,286         $    (7,133,345)
------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation)
      on investments                                                            $   (14,572,702)
------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments                       $   (21,706,047)
------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations                         $   (12,037,558)
================================================================================================

The accompanying notes are an integral part of these financial statements.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/16 23

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended
                                                            6/30/16             Year Ended
                                                            (unaudited)         12/31/15
------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                $     9,668,489     $    12,275,423
Net realized gain (loss) on investments and class actions        (7,133,345)        170,329,069
Change in net unrealized appreciation (depreciation)
  on investments                                                (14,572,702)       (207,621,244)
------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting
          from operations                                   $   (12,037,558)    $   (25,016,752)
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.00 and $0.12 per share, respectively)     $            --     $   (10,718,695)
      Class C ($0.00 and $0.01 per share, respectively)                  --              (7,356)
      Class Y ($0.00 and $0.18 per share, respectively)                  --            (661,431)
------------------------------------------------------------------------------------------------
         Total distributions to shareowners                 $            --     $   (11,387,482)
------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $    12,751,576     $    41,123,837
Reinvestment of distributions                                            --          10,370,474
Cost of shares repurchased                                      (82,282,104)       (173,535,422)
------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                            $   (69,530,528)    $  (122,041,111)
------------------------------------------------------------------------------------------------
      Net decrease in net assets                            $   (81,568,086)    $  (158,445,345)
NET ASSETS:
Beginning of period                                         $ 1,527,127,561     $ 1,685,572,906
------------------------------------------------------------------------------------------------
End of period                                               $ 1,445,559,475     $ 1,527,127,561
================================================================================================
Undistributed net investment income                         $    10,343,311     $       674,822
================================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Core Equity Fund | Semiannual Report | 6/30/16

----------------------------------------------------------------------------------------------
                              Six Months       Six Months
                              Ended            Ended
                              6/30/16          6/30/16          Year Ended      Year Ended
                              Shares           Amount           12/31/15        12/31/15
                              (unaudited)      (unaudited)      Shares          Amount
----------------------------------------------------------------------------------------------
Class A
Shares sold                      549,296       $  8,960,631      1,305,754      $  23,986,790
Reinvestment of
   distributions                      --                 --        602,372         10,180,051
Less shares repurchased       (4,228,956)       (68,710,109)    (8,948,092)      (154,134,844)
----------------------------------------------------------------------------------------------
      Net decrease            (3,679,660)      $(59,749,478)    (7,039,966)     $(119,968,003)
==============================================================================================
Class C
Shares sold                       69,182       $  1,004,123        269,937      $   4,172,645
Reinvestment of
   distributions                      --                 --            438              6,653
Less shares repurchased         (208,216)        (3,021,857)      (231,437)        (3,555,586)
----------------------------------------------------------------------------------------------
      Net increase
           (decrease)           (139,034)      $ (2,017,734)        38,938      $     623,712
==============================================================================================
Class Y
Shares sold                      170,005       $  2,786,822        741,607      $  12,964,402
Reinvestment of
   distributions                      --                 --         10,778            183,770
Less shares repurchased         (638,278)       (10,550,138)      (912,428)       (15,844,992)
----------------------------------------------------------------------------------------------
      Net decrease              (468,273)      $ (7,763,316)      (160,043)     $  (2,696,820)
==============================================================================================

The accompanying notes are an integral part of these financial statements.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/16 25

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended          Year            Year        Year        Year        Year
                                                      6/30/16        Ended           Ended       Ended       Ended       Ended
                                                      (unaudited)    12/31/15        12/31/14    12/31/13(a) 12/31/12(a) 12/31/11(a)
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                  $     16.80    $    17.18      $    15.70  $    12.06  $ 10.61     $ 10.57
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                       $      0.11(b) $     0.13(b)   $     0.18  $     0.10  $  0.08     $  0.06
   Net realized and unrealized gain (loss)
      on investments                                        (0.23)        (0.39)           1.46        3.63     1.45        0.05
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations    $     (0.12)   $    (0.26)     $     1.64  $     3.73  $  1.53     $  0.11
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                              $        --    $    (0.12)     $    (0.16) $    (0.09) $ (0.08)    $ (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $     (0.12)   $    (0.38)     $     1.48  $     3.64  $  1.45     $  0.04
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $     16.68    $    16.80      $    17.18  $    15.70  $ 12.06     $ 10.61
====================================================================================================================================
Total return*                                               (0.71)%       (1.49)%(d)      10.44%      31.02%   14.51%       0.97%
Ratio of net expenses to average net assets (c)              0.94%**       0.93%           0.94%       0.99%    1.25%       1.25%
Ratio of net investment income (loss) to average
   net assets                                                1.34%**       0.75%           1.03%       0.70%    0.76%       0.59%
Portfolio turnover rate                                        87%**        100%             57%         67%      59%         57%
Net assets, end of period (in thousands)              $ 1,379,698    $1,450,815      $1,605,301  $1,585,294  $23,907     $15,957
Ratios with no waiver of fees and assumption
   of expenses by the Adviser and no reduction
   for fees paid indirectly:
   Total expenses to average net assets (c)                  0.94%**       0.93%           0.94%       0.99%    1.59%       1.55%
   Net investment income (loss) to average net assets        1.34%**       0.75%           1.03%       0.70%    0.42%       0.29%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The Fund acquired the assets and liabilities of Pioneer Research Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

(c)  Includes interest expense of 0.00%, 0.00%, 0.00%+, 0.00%, 0.00%, and 0.00%, respectively.

(d) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (1.55)%.

+    Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Core Equity Fund | Semiannual Report | 6/30/16

------------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended        Year            Year      Year          Year         Year
                                                      6/30/16      Ended           Ended     Ended         Ended        Ended
                                                      (unaudited)  12/31/15        12/31/14  12/31/13(a)   12/31/12(a)  12/31/11(a)
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                  $  15.11     $ 15.48         $ 14.19   $  10.93      $  9.65      $   9.64
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                       $   0.04(b)  $ (0.01)(b)(c)  $  0.02   $  (0.02)(c)  $ (0.01)(c)  $  (0.03)
   Net realized and unrealized gain (loss)
      on investments                                     (0.20)      (0.35)           1.33       3.28         1.30          0.04
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations    $  (0.16)    $ (0.36)        $  1.35   $   3.26      $  1.29      $   0.01
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                              $     --     $ (0.01)        $ (0.06)  $     --      $ (0.01)     $     --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $  (0.16)    $ (0.37)        $  1.29   $   3.26      $  1.28      $   0.01
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  14.95     $ 15.11         $ 15.48   $  14.19      $ 10.93      $   9.65
====================================================================================================================================
Total return*                                            (1.06)%     (2.34)%(e)       9.52%     29.81%       13.37%         0.11%
Ratio of net expenses to average net assets (d)           1.77%**     1.74%           1.81%      1.92%        2.15%         2.15%
Ratio of net investment income (loss) to
   average net assets                                     0.50%**    (0.06)%          0.14%     (0.17)%      (0.14)%       (0.32)%
Portfolio turnover rate                                     87%**      100%             57%        67%          59%           57%
Net assets, end of period (in thousands)              $ 11,875     $14,106         $13,848   $ 11,112      $ 3,695      $  1,829
Ratios with no waiver of fees and assumption
   of expenses by the Adviser and no reduction for
   fees paid indirectly:
   Total expenses to average net assets (d)               1.77%**     1.74%           1.81%      1.92%        2.31%         2.35%
   Net investment income (loss) to average net assets     0.50%**    (0.06)%          0.14%     (0.17)%      (0.30)%       (0.52)%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The Fund acquired the assets and liabilities of Pioneer Research Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

(c) The amount shown for a share outstanding does not correspond with the net investment gain on the Statement of Operations for the period due to timing of the sales and repurchase of shares.

(d)  Includes interest expense of 0.00%, 0.00%, 0.00%+, 0.00%, 0.00%, and 0.00%, respectively.

(e) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (2.40)%.

+    Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/16 27

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year          Year     Year        Year        Year
                                                             6/30/16      Ended         Ended    Ended       Ended       Ended
                                                             (unaudited)  12/31/15      12/31/14 12/31/13(a) 12/31/12(a) 12/31/11(a)
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  16.95     $ 17.34       $ 15.85  $ 12.17     $ 10.69     $ 10.66
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.13(b)  $  0.19(b)    $  0.20  $  0.14     $  0.11     $  0.10
   Net realized and unrealized gain (loss) on investments       (0.22)      (0.40)         1.51     3.68        1.47        0.03
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  (0.09)    $ (0.21)      $  1.71  $  3.82     $  1.58     $  0.13
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $     --     $ (0.18)      $ (0.22) $ (0.14)    $ (0.10)    $ (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.09)    $ (0.39)      $  1.49  $  3.68     $  1.48     $  0.03
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  16.86     $ 16.95       $ 17.34  $ 15.85     $ 12.17     $ 10.69
====================================================================================================================================
Total return*                                                   (0.53)%     (1.21)%(d)    10.75%   31.49%      14.81%       1.20%
Ratio of net expenses to average net assets (c)                  0.64%**     0.62%         0.63%    0.75%       1.02%       0.97%
Ratio of net investment income (loss) to average net assets      1.64%**     1.07%         1.37%    1.01%       0.97%       0.81%
Portfolio turnover rate                                            87%**      100%           57%      67%         59%         57%
Net assets, end of period (in thousands)                     $ 53,986     $62,206       $66,424  $59,812     $33,875     $30,811
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) The Fund acquired the assets and liabilities of Pioneer Research Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

(c)  Includes interest expense of 0.00%, 0.00%, 0.00%+, 0.00%, 0.00%, and 0.00%, respectively.

(d) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (1.27)%.

+    Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Core Equity Fund | Semiannual Report | 6/30/16

Notes to Financial Statements | 6/30/16 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Core Equity Fund (the Fund) is a diversified series of Pioneer Series Trust XI, a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The investment objective of the Fund is to seek long-term capital growth.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/16 29

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At June 30, 2016, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

30 Pioneer Core Equity Fund | Semiannual Report | 6/30/16

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/16 31 differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2015 was as follows:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                 $11,387,482
     ---------------------------------------------------------------------------
          Total                                                      $11,387,482
     ===========================================================================

     The following shows components of distributable earnings on a federal income tax basis at December 31, 2015:

     ---------------------------------------------------------------------------
                                                                           2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Capital loss carryforward                                    $(101,676,607)
     Net unrealized appreciation                                    126,460,742
     ---------------------------------------------------------------------------
          Total                                                   $  24,784,135
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, partnerships and other holdings.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $27,932 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2016.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees

32 Pioneer Core Equity Fund | Semiannual Report | 6/30/16 paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. As of and for the six months ended June 30, 2016, the Fund had no open repurchase agreements.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/16 33

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets. For the six months ended June 30, 2016, the net management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $40,525 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2016.

3. Transfer Agent

Effective November 2, 2015, Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc., a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the six months ended June 30, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                $392,590
 Class C                                                                   6,747
 Class Y                                                                   7,899
--------------------------------------------------------------------------------
   Total                                                                $407,236
================================================================================

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the

34 Pioneer Core Equity Fund | Semiannual Report | 6/30/16 average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $19,043 in distribution fees payable to PFD at June 30, 2016.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSC are paid to PFD. For the six months ended June 30, 2016, CDSC in the amount of $2,090 were paid to PFD.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 10, 2016, was in the amount of $240 million. As of February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended June 30, 2016, the Fund had no borrowings under the credit facility.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/16 35

Trustees, Officers and Service Providers

Trustees                                   Advisory Trustee
Thomas J. Perna, Chairman                  Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                       Officers
Margaret B.W. Graham                       Lisa M. Jones, President and Chief
Marguerite A. Piret                           Executive Officer
Fred J. Ricciardi                          Mark E. Bradley, Treasurer and
Kenneth J. Taubes                             Chief Financial Officer
                                           Christopher J. Kelley, Secretary and
                                              Chief Legal Officer
Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

36 Pioneer Core Equity Fund | Semiannual Report | 6/30/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 19408-10-0816



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust XI


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 26, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 26, 2016


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date August 26, 2016

* Print the name and title of each signing officer under his or her signature.